                                                                   EXHIBIT 99.02

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


The unaudited pro forma condensed combined financial information of At Home Corporation ("At Home") gives effect to the acquisition of Narrative. The historical financial information has been derived from the historical financial statements of At Home and Narrative, and should be read in conjunction with such financial statements and the notes thereto included in or incorporated by reference in this 8-K/A.

The unaudited pro forma condensed combined balance sheet has been prepared assuming the Narrative acquisition took place as of September 30, 1998 and allocates the total purchase cost to the fair values of the assets and liabilities of Narrative.

The unaudited pro forma condensed combined statement of operations combines At Home's and Narrative's historical statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 and gives effect to the merger, including the amortization of goodwill and other intangible assets, as if it occurred on January 1, 1997.

The unaudited pro forma condensed combined information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transactions had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial condition of At Home.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET


                                                                                      September 30, 1998
                                                           -----------------------------------------------------------------------
                                                                                        (In thousands)
                                                                                                     Pro Forma
                                                             At Home     Narrative      Combined    Adjustments          Pro Forma
                                                           ---------------------------------------------------           ---------
ASSETS
Current assets
            Cash and cash equivalents                      $ 105,131     $   1,016     $ 106,147     $      --           $ 106,147
            Short-term cash investments                       98,608            --        98,608            --              98,608
                                                           ---------------------------------------------------           ---------
            Total cash, cash equivalents and short-term
                      cash investments                       203,739         1,016       204,755            --             204,755

            Accounts receivable                                3,867           137         4,004            --               4,004
            Accounts receivable - related parties              4,069            --         4,069            --               4,069
            Other current assets                               3,459           105         3,564            --               3,564
                                                           ---------------------------------------------------           ---------

Total current assets                                         215,134         1,258       216,392            --             216,392

Property, equipment and improvements, net                     44,243           576        44,819            --              44,819
Distribution agreements, net                                 199,875            --       199,875            --             199,875
Intangible assets, net                                            --            --            --        92,354(1)           92,354
Other assets                                                   7,219           144         7,363            --               7,363
                                                           ---------------------------------------------------           ---------

Total assets                                               $ 466,471     $   1,978     $ 468,449     $  92,354           $ 560,803
                                                           ===================================================           =========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
            Accounts payable                               $   5,913     $     309     $   6,222     $     419(2)        $   6,641
            Accounts payable - related parties                 2,623            --         2,623                             2,623
            Accrued compensation and related expense           1,009           641         1,650                             1,650
            Accrued transport costs                            1,839            --         1,839                             1,839
            Deferred revenues                                  5,054            16         5,070                             5,070
            Other accrued liabilities                          7,591            --         7,591                             7,591
            Current portion of long-term obligations          12,175           697        12,872                            12,872
                                                           ---------------------------------------------------           ---------

Total current liabilities                                     36,204         1,663        37,867           419              38,286

Capital lease obligations, less current portion               13,521            --        13,521            --              13,521

Stockholders' equity:
            Preferred stock                                       --        13,001        13,001       (13,001)(3)              --
            Common stock                                     581,728            76       581,804        93,305(2)/(3)      675,109
            Notes receivable from stockholders                   (25)           --           (25)           --                 (25)
            Deferred compensation                             (3,634)           --        (3,634)           --              (3,634)
            Accumulated deficit                             (161,323)      (12,762)     (174,085)       11,631(3)(4)      (162,454)
                                                           ---------------------------------------------------           ---------
Total stockholders' equity                                   416,746           315       417,061        91,935             508,996
                                                           ---------------------------------------------------           ---------
Total liabilities and stockholders' equity                 $ 466,471     $   1,978     $ 468,449     $  92,354           $ 560,803
                                                           ===================================================           =========


See accompanying notes.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


                                                                    Year ended December 31, 1997
                                                         ---------------------------------------------------------------------
                                                              (In thousands, except per share data)
                                                                                                Pro Forma
                                                          At Home     Narrative     Combined    Adjustments          Pro Forma
                                                         --------------------------------------------------          ---------
Revenues                                                 $   7,437    $     202     $   7,639          --            $   7,639

Total Cost of Revenue                                           --           79            79          --            $      79
                                                         -------------------------------------------------           ---------

Gross margin                                                 7,437           123        7,560          --                7,560

Costs and expense:
  Operating costs                                           22,459           --        22,459          --               22,459
  Product development and engineering                       11,984        1,777        13,761          --               13,761
  Sales and marketing                                       11,863        2,819        14,682          --               14,682
  General and administrative                                10,635        1,315        11,950          --               11,950
  Amortization of distribution agreements                    9,246           --         9,246          --                9,246
  Amortization of intangible assets                             --           --            --        26,387(A)/(B)      26,387
                                                         --------------------------------------------------          ---------
Total costs and expenses                                    66,187        5,911        72,098        26,387             98,485

Loss from operations                                       (58,750)      (5,788)      (64,538)      (26,387)           (90,925)

Interest income, net                                         3,033           72         3,105            --              3,105
                                                         --------------------------------------------------          ---------

Net loss                                                 $ (55,717)   $  (5,716)    $ (61,433)    $ (26,387)         $ (87,820)
                                                         ==================================================          =========

Basic and diluted net loss per share                     $   (0.54)                                          (C)     $   (0.84)
                                                         =========                                                   =========

Shares used in per share calculations                      103,543                                           (C)       104,746
                                                         =========                                                   =========


See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


                                                                      Nine months ended September 30, 1998
                                                          --------------------------------------------------------------------
                                                                      (In thousands, except per share data)
                                                                                                   Pro Forma
                                                                                                   Business
                                                                                                   Combination
                                                           At Home      Narrative     Combined     Adjustments       Pro Forma
                                                          ---------------------------------------------------        ---------
Revenues                                                  $  28,808     $     264     $  29,072     $      --        $  29,072

Total Cost of Revenue                                                         753           753            --              753
                                                          -------------------------------------     ---------        ---------

Gross margin                                                 28,808          (489)       28,319            --           28,319

Costs and expenses:
      Operating costs                                        30,969            --        30,969            --           30,969
      Product development and engineering                    12,052           988        13,040            --           13,040
      Sales and marketing                                    12,834         1,905        14,739            --           14,739
      General and administrative                              8,911           824         9,735            --            9,735
      Cost and amortization of distribution agreements       46,790            --        46,790            --           46,790
      Amortization of intangible assets                          --            --            --        19,790(A)        19,790
                                                          ---------------------------------------------------        ---------
Total costs and expenses                                    111,556         3,717       115,273        19,790          135,063

Loss from operations                                        (82,748)       (4,206)      (86,954)      (19,790)        (106,744)

Interest income, net                                          3,473            11         3,484            --            3,484
                                                          ---------------------------------------------------        ---------

Net loss                                                  $ (79,275)    $  (4,195)    $ (83,470)    $ (19,790)       $(103,260)
                                                          ===================================================        =========

Basic and diluted net loss per share                      $   (0.70)                                      (B)        $   (0.90)
                                                          =========                                                  =========

Shares used in per share calculations                       113,089                                       (B)          114,292
                                                          =========                                                  =========

See accompanying notes.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

The adjustments to the unaudited pro forma condensed combined balance sheet as of September 30, 1998, have been calculated as if the merger occurred on September 30, 1998 and are as follows:

1. Recognition of excess purchase costs of $92.4 million over the fair value of net assets acquired, which has been recorded as goodwill and other intangible assets.

2. To reflect the acquisition of all of the outstanding capital stock of Narrative for a total estimated purchase cost of approximately $93.8 million. The purchase consideration consists of the issuance of 1.2 million shares of At Home's Series A Common Stock with a fair value of $84.2 million, assumption of options and warrants to purchase 141,151 of its shares of Series A Common Stock with a fair value of $9.2 million, and other related merger costs of $419,000.

3. To reflect the elimination of the historical stockholders' equity accounts of Narrative.

4. Recognition of purchased in-process research and development charge of $2.7 million.

The adjustments to the unaudited pro forma condensed combined statement of operations for the year ended December 31, 1997, assumes the merger occurred as of January 1, 1997, and the adjustments to the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 1998, assumes the merger occurred as of January 1, 1998, and are as follows:

A. To reflect the amortization of goodwill and other intangible assets resulting from the merger. The goodwill and other intangible assets are being amortized over periods of approximately three and one half years.

B. The purchased in-process research and development charge of $2.7 million has not been included in the unaudited pro forma statement of operations as it is considered a non-recurring charge. The charge was recorded in the quarter ended December 31, 1998.

C. Basic and diluted net loss per share have been adjusted to reflect the issuance of 1.2 million shares of At Home's Series A common stock, as if the shares had been outstanding for the entire year. The effect of stock options and warrants of Narrative assumed in the merger have not been included as their inclusion would be anti-dilutive.